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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT




     PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 6, 1998



                                NRG ENERGY, INC.
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              (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHART)



         DELAWARE                    333-33397                41-1724239
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     (STATE OF INCORPORATION)       (COMMISSION           (I.R.S. EMPLOYER
                                    FILE NUMBER)         IDENTIFICATION NO.)



          1221 NICOLLET MALL, SUITE 700                 MINNEAPOLIS, MN  55403
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       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)



                                 (612) 373-5300
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               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE


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                                       8K
ITEM 5   OTHER EVENTS


         NRG Energy, Inc. (NRG), a wholly-owned subsidiary of Northern States Power Company (NYSE:NSP), announced that it will write down its accumulated project development expenditures for the West Java, Indonesia project as of end of third quarter business due to the current uncertainties surrounding all infrastructure projects in Indonesia. The write-down for this project will be $20.0 million on a pre-tax basis and $13.3 million after tax. NRG has also reviewed all other international projects in development and has created a reserve of $2.0 million against 1998 earnings ($3.3 million pretax) for other project development expenditure write-downs that may be required.








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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           NRG ENERGY, INC.
                           ----------------
                           (Registrant)



                           /s/
                             ------------------------------------------
                           Leonard A. Bluhm
                           Executive Vice President and Chief Financial
                           Officer
                           (Principal Financial Officer)

Date:  October 6, 1998
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